Financial Results for Fourth Quarter and Year Ended December 29, 2019 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

Pullet Placement Growth In Line With Expected New Capacity 9,000 Intended Pullet Placements 8,500 8,000 7,500 7,000 6,500 6,000 ThousandHead 5,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 Yr. Avg. . Trailing 8-Month placements 4.0% above year ago placements to support new capacity. Source: USDA 3

Hatching Layer Flock Also in Line With New Capacity Broiler Type Hatching Layers Egg Production per 100 Layers 60,000 1,950 59,000 1,900 58,000 1,850 57,000 56,000 1,800 55,000 1,750 Eggs 54,000 1,700 ThousandHead 53,000 1,650 52,000 51,000 1,600 50,000 1,550 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 Yr. Avg. 2018 2019 5 Yr. Avg. . Egg production increased in 2019 mostly due to larger layer flocks while eggs per layer remained relatively flat for balance of the year. Source: USDA 4

Hatchery Utilization Tracking to 5 Year Average 96.0% 94.0% 92.0% 90.0% % % 88.0% 86.0% 84.0% 82.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 Yr. Avg. Source: Agristats 5

Egg Sets Increase YTD in ’20 Needed to Supply New Plants; Hatchability Still Below ‘18/’19 and 5 Year Avg. Chicken Egg Sets Chicken Hatchability by Week - USDA by Week - USDA 250,000 83.0% 240,000 82.5% 82.0% 230,000 81.5% 220,000 81.0% 210,000% 80.5% 80.0% 200,000 Thousands of Eggs 79.5% 190,000 79.0% 180,000 78.5% 170,000 78.0% 5 Year Range 2018 2019 2020 5 Yr. Avg. 5 Year Range 2018 2019 2020 5 Yr. Avg. Source: USDA 6

Chick Placements Up +4.0% YTD in 2020 Chicken Broiler Placed by Week- USDA 195,000 190,000 185,000 180,000 175,000 Head Head (000) 170,000 165,000 160,000 5 Year Range 2018 2019 2020 5 Yr. Avg. Source: USDA 7

Growth Concentrated on The Big Bird Categories Head Processed by Size 100% 15.1% 15.6% 90% 18.3% 19.7% 21.4% 20.9% 21.2% 21.7% 23.3% 24.2% 80% 19.1% 19.3% 70% 19.4% 19.3% 20.9% 22.5% 23.6% 25.4% 26.2% 26.0% 60% 50% 42.9% 40.7% 35.5% 35.0% 40% 32.2% 31.2% 30.4% 30.2% 28.7% 25.8% 30% 20% 24.4% 26.9% 26.1% 25.5% 25.3% 24.8% 10% 23.0% 22.7% 21.8% 24.1% 0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA 8

Total Freezer Inventories Higher Than Last Year But Stable at Year End Total Chicken Inventories 1,000,000 950,000 900,000 850,000 800,000 LBS (000) 750,000 700,000 650,000 2017 2018 2019 3 Yr. Avg. . Breast meat inventories continue to grow YOY. . LQ climbing back from historical lows. . Wing inventories continue to remain low relative to 3 year average. . Thigh meat and Other category are other major contributors to inventory growth. Source: USDA 9

Cutout 2019 Better Than Year Before, and Following Seasonal Patterns YTD Cutout Value 95.00 90.00 85.00 80.00 75.00 Cents/Lb 70.00 65.00 61.32 60.00 55.00 50.00 2/1 1/4 3/1 6/7 7/5 8/2 5/10 1/18 2/15 3/15 3/29 4/12 4/26 5/24 6/21 7/19 8/16 8/30 9/13 9/27 11/8 12/6 12/20 10/11 10/25 11/22 5 Year Range 2018 2019 2020 5 Yr. Avg. Source: PPC, EMI 10

Strength in Wings and LQs Continue to Support Cutout; Boneless Breasts and Tenders Gaining Traction USDA Boneless/Skinless Breast NE USDA Tenders NE 175.00 235.00 215.00 155.00 195.00 135.00 175.00 155.00 115.00 Cents/Lb Cents/Lb 135.00 115.00 95.00 130.72 90.28 95.00 75.00 75.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2018 2019 2020 5 Year Average 5 Year Range 2018 2019 2020 5 Year Average USDA Leg Quarters NE USDA Whole Wings NE 50.00 240.00 45.00 220.00 38.48 186.44 40.00 200.00 35.00 180.00 30.00 Cents/Lb Cents/Lb 160.00 25.00 20.00 140.00 15.00 120.00 Source: USDA 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2018 2019 2020 5 Year Average 5 Year Range 2018 2019 2020 5 Year Average 11

WOG Pricing Following Seasonality EMI WOG 2.5-4.0 LBS 120 110 100 90 Cents/Lb. 85.84 80 70 60 2/2 1/5 3/2 6/8 7/6 8/3 2/16 1/19 3/16 3/30 4/13 4/27 5/11 5/25 6/22 7/20 8/17 8/31 9/14 9/28 11/9 12/7 10/12 10/26 11/23 12/21 5 Year Range 2018 2019 2020 5 Year Average Source: EMI 12

Corn Stocks Remain at Adequate Levels . Despite a challenging growing season in the U.S., stocks/use remains at adequate levels . U.S. exports weighed down by large global production helping to maintain U.S. stocks/use Source: USDA 13

Soybean Inventories Remain High . Stocks are set to decline from record levels due to a reduction in U.S. soybean production . Weak global export demand due to ASF keeping stocks/use at surplus levels Source: USDA 14

Fiscal Year 2019 Financial Review . U.S.: Key Customer partnerships continue to deliver growth and improved Main Indicators ($M) FY-19 FY-18 consistency; MX: Stable full-year performance; UK/Europe: Better legacy Net Revenue 11,409.2 10,937.8 results due to operational improvements, Gross Profit 1,070.4 843.5 integration of new operations on track. SG&A 379.8 347.8 . SG&A higher on more brand investments in U.S. and MX, and addition of new Operating Income 690.6 495.7 Europe assets. Net Interest 118.4 149.0 . Net Income 455.9 247.9 Higher EBITDA reflects strong execution and operating performance, as well as Earnings Per Share 1.83 1.00 geographical diversity in spite of specific (EPS) market conditions. Adjusted EBITDA* 973.8 798.2 Adjusted EBITDA 8.5% 7.3% Margin* In $M U.S. EU MX * This is a non-GAAP measurement considered by management to be Net Revenue 7,636.7 2,383.8 1,388.7 useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and Operating Income 487.3 79.2 124.0 reconciliation to GAAP. Operating Income 6.4% 3.3% 8.9% Margin Source: PPC 15

Fourth Quarter 2019 Financial Review . U.S.: Commodity improved Y/Y; MX: Soft macro environment but increased volume; Main Indicators ($M) Q4-19 Q4-18 UK/Europe: Legacy operations margins increased +100bps Y/Y, new assets already Net Revenue 3,063.5 2,656.8 generating positive EBITDA. Gross Profit 201.4 111.8 . SG&A higher on more brand investments SG&A 115.6 88.2 in U.S. and MX, and addition of new Europe operations. Operating Income 85.8 23.6 Net Interest 30.7 33.8 . Adjusted Q4-19 EBITDA reflects portfolio, Net Income 92.1 (7.3) Key Customer strategy, and geographical diversification. Earnings Per Share 0.37 (0.03) (EPS) Adjusted EBITDA* 161.6 111.0 Adjusted EBITDA 5.3% 4.2% Margin* In $M U.S. EU MX * This is a non-GAAP measurement considered by management to be Net Revenue 1,904.5 815.4 343.6 useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and Operating Income 60.3 16.9 8.5 reconciliation to GAAP. Operating Income 3.2% 2.1% 2.5% Margin Source: PPC 16

Fiscal Year 2019 Capital Spending CapexCapex (US$M)(US$M) . Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects. . New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. Source: PPC 17

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 18

APPENDIX 19

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Fifty-Two Weeks Ended December 29, December 30, December 29, December 30, 2019 2018 2019 2018 (In thousands) Net income (loss) $ 92,235 $ (8,227) $ 456,536 $ 246,804 Add: Interest expense, net 30,650 33,765 118,353 149,001 Income tax expense (benefit) 18,681 (20,944) 161,009 85,423 Depreciation and amortization 76,849 66,975 287,230 274,088 EBITDA 218,415 71,569 1,023,128 755,316 Add: Foreign currency transaction loss (gain) (1,006) 19,962 6,917 17,160 Transaction costs related to acquisitions 1,239 — 1,302 320 Restructuring activities loss (gain) 6 2,584 (84) 4,765 Other nonrecurring losses — 16,023 — 19,485 Minus: Gain on bargain purchase 56,880 — 56,880 — Net income (loss) attributable to noncontrolling interest 155 (903) 612 (1,141) Adjusted EBITDA $ 161,619 $ 111,041 $ 973,771 $ 798,187 Source: PPC. Source: PPC 20

Appendix: Reconciliation of LTM EBITDA The summary unaudited consolidated income statement data for the twelve months ended December 29, 2019 (the LTM Period) have been calculated by summing each of the unaudited thirteen week periods within the audited fifty-two week period ended December 29, 2019. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Thirteen Weeks Ended LTM Ended March 31, June 30, September 29, December 29, December 29, 2019 2019 2019 2019 2019 (In thousands) Net income $ 84,125 $ 170,080 $ 110,096 $ 92,235 $ 456,536 Add: Interest expense, net 30,222 30,150 27,330 30,650 118,352 Income tax expense 20,416 75,547 46,365 18,681 161,009 Depreciation and amortization 67,182 71,348 71,851 76,849 287,230 EBITDA 201,945 347,125 255,642 218,415 1,023,127 Add: Foreign currency transaction loss (gain) 2,636 2,260 3,027 (1,006) 6,917 Transaction costs related to acquisitions — — 63 1,239 1,302 Restructuring activities loss (gain) (27) (43) (20) 6 (84) Minus: Gain on bargain purchase — — — 56,880 56,880 Net income attributable to noncontrolling interest 114 12 331 155 612 Adjusted EBITDA $ 204,440 $ 349,330 $ 258,381 $ 161,619 $ 973,770 Source: PPC. Source: PPC 21

Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin

(Unaudited)	Thirteen Weeks Ended		Fifty-Two Weeks Ended		Thirteen Weeks Ended		Fifty-Two Weeks Ended	
	Dec 29, 2019	Dec 30, 2018	Dec 29, 2019	Dec 30, 2018	Dec 29, 2019	Dec 30, 2018	Dec 29, 2019	Dec 30, 2018
	(In thousands, except percent of net sales)							
Net income (loss)	$ 92,235	$ (8,227)	$ 456,536	$ 246,804	3.01 %	(0.31)%	4.00 %	2.26 %
Add:								
Interest expense, net	30,650	33,765	118,353	149,001	1.00 %	1.27 %	1.04 %	1.36 %
Income tax expense (benefit)	18,681	(20,944)	161,009	85,423	0.61 %	(0.79)%	1.41 %	0.78 %
Depreciation and amortization	76,849	66,975	287,230	274,088	2.51 %	2.52 %	2.52 %	2.51 %
EBITDA	218,415	71,569	1,023,128	755,316	7.13 %	2.69 %	8.97 %	6.91 %
Add:								
Foreign currency transaction loss (gain)	(1,006)	19,962	6,917	17,160	(0.03)%	0.75 %	0.06 %	0.16 %
Transaction costs related to acquisitions	1,239	—	1,302	320	0.04 %	— %	0.01 %	— %
Restructuring activities loss (gain)	6	2,584	(84)	4,765	— %	0.10 %	— %	0.04 %
Other nonrecurring losses	—	16,023	—	19,485	— %	0.60 %	— %	0.18 %
Minus:								
Gain on bargain purchase	56,880	—	56,880	—	1.86 %	— %	0.50 %	— %
Net income (loss) attributable to noncontrolling interest	155	(903)	612	(1,141)	0.01 %	(0.03)%	0.01 %	(0.01)%
Adjusted EBITDA	$ 161,619	$ 111,041	$ 973,771	$ 798,187	5.28 %	4.18 %	8.53 %	7.30 %
Net sales	$ 3,063,489	$ 2,656,789	$ 11,409,219	$ 10,937,784				

Source: PPC

Pilgrim's All about great taste.

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Appendix: Reconciliation of Adjusted Net Income A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Thirteen Weeks Ended Fifty-Two Weeks Ended December 29, December 30, December 29, December 30, 2019 2018 2019 2018 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's $ 92,080 $ (7,324) $ 455,924 $ 247,945 Adjustments, net of tax: Loss on early extinguishment of debt — — — 12,449 Transaction costs related to acquisitions and restructuring activities net loss 920 1,919 900 3,778 Other nonrecurring losses — 11,903 — 14,475 Foreign currency transaction loss (gain) (744) 14,829 5,113 12,748 Gain on bargain purchase (56,880) — (56,880) — $ 35,376 $ 21,327 $ 405,057 $ 291,395 U.S. Tax Cuts & Jobs Act transition tax — — — 26,400 Adjusted net income attributable to Pilgrim's $ 35,376 $ 21,327 $ 405,057 $ 317,795 Weighted average diluted shares of common stock outstanding 249,849 249,366 249,709 249,149 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.14 $ 0.09 $ 1.62 $ 1.28 Source: PPC. Source: PPC 23

Appendix: Adjusted EPS Bridge A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended Fifty-Two Weeks Ended December 29, December 30, December 29, December 30, 2019 2018 2019 2018 (In thousands, except per share data) U.S. GAAP EPS $ 0.37 $ (0.03) $ 1.83 $ 1.00 Adjustments, net of tax: Loss on early extinguishment of debt — — — 0.05 Transaction costs related to acquisitions and restructuring activities loss (gain) — 0.01 — 0.02 Other nonrecurring losses — 0.05 — 0.05 Foreign currency transaction loss (gain) — 0.06 0.02 0.05 Gain on bargain purchase (0.23) — (0.23) — 0.14 0.09 1.62 1.17 U.S. Tax Cuts & Jobs Act transition tax — — — 0.11 Adjusted EPS $ 0.14 $ 0.09 $ 1.62 $ 1.28 Weighted average diluted shares of common stock outstanding 249,849 249,366 249,709 249,149 Source: PPC. Source: PPC 24

Appendix: Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Geographic Data (Unaudited) Thirteen Weeks Ended Fifty-Two Weeks Ended December 29, December 30, December 29, December 30, 2019 2018 2019 2018 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 1,904,515 $ 1,820,952 $ 7,636,716 $ 7,425,661 Europe 815,397 514,541 2,383,793 2,148,666 Mexico 343,577 321,296 1,388,710 1,363,457 Total net sales $ 3,063,489 $ 2,656,789 $ 11,409,219 $ 10,937,784 Sources of cost of sales by geographic region of origin: U.S. $ 1,779,959 $ 1,772,730 $ 6,903,237 $ 6,909,779 Europe 759,788 476,844 2,212,042 1,977,838 Mexico 322,371 295,465 1,223,642 1,206,823 Elimination (24) (98) (96) (132) Total cost of sales $ 2,862,094 $ 2,544,941 $ 10,338,825 $ 10,094,308 Sources of gross profit by geographic region of origin: U.S. $ 124,556 $ 48,222 $ 733,479 $ 515,882 Europe 55,609 37,697 171,751 170,828 Mexico 21,206 25,831 165,068 156,634 Elimination 24 98 96 132 Total gross profit $ 201,395 $ 111,848 $ 1,070,394 $ 843,476 Sources of operating income by geographic region of origin: U.S. $ 60,307 $ (9,579) $ 487,275 $ 291,381 Europe 16,949 15,979 79,182 84,524 Mexico 8,512 17,137 124,015 119,649 Elimination 24 98 96 132 Total operating income $ 85,792 $ 23,635 $ 690,568 $ 495,686 Source: PPC. Source: PPC 25